CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Revenues:
Products	$ 118,727	$ 119,279	$ 103,285
Services	74,270	69,892	63,735
Total revenues	192,997	189,171	167,020
Cost of revenues:
Products	27,066	26,386	24,231
Services	9,669	9,333	9,126
Total cost of revenues	36,735	35,719	33,357
Gross profit	156,262	153,452	133,663
Operating expenses:
Research and development, net	40,983	36,187	36,064
Sales and marketing	82,815	76,646	69,543
General and administrative	14,895	9,696	9,629
Total operating expenses	138,693	122,529	115,236
Operating income	17,569	30,923	18,427
Financial income, net	4,494	4,792	4,200
Income before taxes on income	22,063	35,715	22,627
Taxes on income	4,008	3,958	1,290
Net income	$ 18,055	$ 31,757	$ 21,337
Basic net earnings per share	$ 0.40	$ 0.73	$ 0.51
Diluted net earnings per share	$ 0.39	$ 0.68	$ 0.47